Exhibit 10.4

LOCK-UP AGREEMENT

            , 2015

VIEWTRADE SECURITIES, INC.

as the Placement Agent pursuant to

the Placement Agent Agreement referred to below

525 Washington Boulevard

24th Floor

Jersey City, NJ 07310

Re:	China Customer Relations Centers, Inc. - PUBLIC OFFERING

Ladies and Gentlemen:

As an inducement to ViewTrade Securities, Inc., the placement agent (the “Placement Agent”) to execute a placement agent agreement (the “Placement Agent Agreement”) providing for a public offering (the “Offering”) by the Placement Agent of common shares, par value $0.001 (the “Common Shares”) of China Customer Relations Centers, Inc., a BVI corporation (the “Company”), the undersigned hereby agrees that, pursuant to this lock-up agreement (the “Lock-Up Agreement”), without, in each case, the prior written consent of the Placement Agent during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Shares (including, without limitation, Common Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”) and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such Undersigned’s Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Securities.

Further, during the 180 days immediately following the Lock-Up Period, the undersigned will not (for any price below the price per Common Share offered to the public in the Company’s initial public offering, which price per share is set forth in the Placement Agency Agreement between the Company and the Placement Agent) sell, or contract to sell any of the Undersigned’s Securities.

In addition, the undersigned agrees that, without the prior written consent of the Placement Agent, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Common Shares or any security convertible into or exercisable or exchangeable for Common Shares other than as contemplated in the registration statement relating to the Offering.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue and include the date that is 180 days after the date of the final prospectus used to sell the Company’s securities in the Offering pursuant to the Placement Agent Agreement, provided, however if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless the Placement Agent waives, in writing, such extension.

Notwithstanding the foregoing, (1) the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts and (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (2) the undersigned may transfer or sell the Undersigned’s Securities during the Lock-Up Period with the agreement by the transferee that it will be bound by the terms of the Lock-Up Agreement or (3) if the undersigned is a corporation, company, business trust, association, limited liability company, partnership, limited liability partnership, limited liability limited partnership or other entity (collectively, the “Entities” or, individually, the “Entity”), the undersigned may transfer Common Shares or securities convertible into or exchangeable or exercisable for any Common Shares to any person or Entity which controls, is directly or indirectly controlled by, or is under common control with the undersigned and, if the undersigned is a partnership or limited liability company, it may transfer the Common Shares or securities convertible into or exchangeable or exercisable for any Common Shares to its partners, former partners or an affiliated partnership (or members, former members or an affiliated limited liability company) managed by the same manager or managing partner (or managing member, as the case may be) or management company, or managed by an entity controlling, controlled by, or under common control with, such manager or managing partner (or managing member) or management company in accordance with partnership (or membership) interests; provided, in each case of transfer pursuant to clause (1) or (3), that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Placement Agent to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided that it shall apply to any of the securities issued upon such exercise, or (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof), and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the SEC or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof).

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of the Undersigned’s Securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned understands that the undersigned shall be released from all obligations under this Lock-Up Agreement and this Lock-Up Agreement shall be terminated if (i) the Company or the Placement Agent inform the other that it does not intend to proceed with the Offering, (ii) the Registration Statement does not become effective, (iii) the closing of the Offering does not occur on or before             , 2015, or (iv) if the Placement Agent Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the securities to be sold thereunder.

The undersigned understands that the Placement Agent are entering into the Placement Agent Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Placement Agent Agreement, the terms of which are subject to negotiation among the parties thereto.

[Signature page follows]

Very truly yours,

IF AN INDIVIDUAL:

By:
(duly authorized signature)

Name:
(please print full name)

Date:

IF AN ENTITY:

(please print complete name of entity)

By:
(duly authorized signature)

Name:
(please print full name and title)

Date:

Accepted as of the date first set forth above:

VIEWTRADE SECURITIES, INC.

By:
Name:
Title:

[Signature page to Lock-up Letter Agreement]